UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2023

Carney Technology Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-39779	85-2832589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Ramona St.

Palo Alto, CA

(Address of principal executive offices)

94301

(Zip Code)

Registrant’s telephone number, including area code: (619) 736-6855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	CTAQ	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CTAQW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CTAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 10, 2023, Carney Technology Acquisition Corp. II (the “Company”) announced today that it will be unable to consummate an initial business combination and intends to dissolve and liquidate in accordance with the provisions of its Amended and Restated Certificate of Incorporation, as amended (“Liquidation”). On December 14, 2022, the Company held a special meeting in lieu of an annual meeting of the stockholders (the “Meeting”) whereby the stockholders approved an extension of the date by which the Company has to complete an initial business combination from December 14, 2022 to June 14, 2023 (the “Extension”). At the time of the Meeting, the Company was in active discussions with a partner company and believed it could complete a business combination if the Extension were to be approved by the stockholders. However, after careful consideration, the Company has determined it would be unable to deliver a high quality transaction to stockholders even with an Extension. Therefore, due to the recent developments, the Board of Directors of the Company has determined not to further extend the term the Company has to complete an initial business combination beyond February 14, 2023 and proceed with the Liquidation.

As of the close of business on February 14, 2023, the Class A common stock that were included in the units issued in the Company’s initial public offering (“Public Shares”) will be deemed cancelled and will represent only the right to receive the redemption amount.

The Company’s sponsor has agreed to waive its redemption rights with respect to its outstanding Class B common stock issued prior to the Company’s initial public offering and the Class A common stock contained in the units issued in a private placement concurrent with the initial public offering.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

A copy of the press release issued by the Company is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

99.1	Press Release, dated February 10, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARNEY TECHNOLOGY ACQUISITION CORP. II

By:	/s/ David Roberson
Name:	David Roberson
Title:	Chief Executive Officer, Chief Financial Officer and Chairman of the Board

Dated: February 10, 2023